Rule 497(e)
                                                        Registration No. 2-82143

                           FUNDAMENTAL FAMILY OF FUNDS
                           (COLLECTIVELY, THE "FUNDS")
                          FUNDAMENTAL FIXED INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            THE CALIFORNIA MUNI FUND
                             FUNDAMENTAL FUNDS, INC.
                              (New York Muni Fund)

               SUPPLEMENT DATED SEPTEMBER 29, 1998 TO EACH FUND'S
                          PROSPECTUS DATED MAY 1, 1998

         The following information supplements and supersedes any contrary information contained in each Fund's Prospectus.

         At a special meeting on September 25, 1998, the Board of Directors of Fundamental Funds, Inc. and the Boards of Trustees of The California Muni Fund and Fundamental Fixed Income Fund (collectively, the "Boards") approved Cornerstone Equity Advisors Inc. ("Cornerstone") as interim adviser to the Funds, effective September 29, 1998, pending Cornerstone's approval by shareholders as successor adviser. Cornerstone, founded in 1997, is a Nevada corporation that currently has approximately $20 million of assets under management. Cornerstone is located at 67 Wall Street, New York, New York 10005.

         The Funds' assets are being managed by Mr. Stephen Leslie, Chairman and Chief Executive Officer of Cornerstone. Mr. Leslie has approximately 17 years of experience with fixed-income securities and, specifically, municipal bond portfolios. The interim advisory contracts with Cornerstone were approved by the Boards at the same fee rate that was established for Fundamental Portfolio Advisors, Inc. and Tocqueville Asset Management L.P. ("Tocqueville").


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         The Boards'  selection of  Cornerstone  resulted from their decision to abandon the proposed Agreement and Plan of Reorganization (the "Reorganization")
whereby   assets  of  each  of  the  Funds  would  be  transferred  to  separate newly-created  series of The  Tocqueville  Trust in  exchange  for shares of the
Funds.  The  Boards  considered  several   alternative   investment   management
arrangements prior to selecting Cornerstone, but decided that Cornerstone's selection would be in the best interests of the Funds and their shareholders.

         In connection with the retention of Cornerstone as interim adviser, the Boards also appointed Malvina Capital Markets LLC ("Malvina") as interim distributor for three of the Funds (Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series, and Tax-Free Money Market Series), thereby replacing Tocqueville Securities L.P. Malvina, located at 67 Wall Street, New York, New York 10005, was organized as a New York limited liability company in 1997. In addition, the Boards revoked a prior resolution that had temporarily restricted distribution payments under each Fund's Rule 12b-1 Plan.


         During the special meeting the Boards elected Mr. Leslie to serve as President of the Funds, replacing Mr. Robert W. Kleinschmidt of Tocqueville. The Boards elected Mr. G. John Fulvio to serve as Treasurer and Chief Financial Officer of the Funds, replacing Mr. Kieran Lyons of Tocqueville.